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                                                                    Exhibit 23.0
                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Cooper Industries, Inc. of our report dated January 23, 1997, included in Appendix A to the Cooper Industries, Inc. Proxy Statement for the 1997 Annual Meeting of Shareholders.

We also consent to the incorporation by reference in the following Registration Statements on Form S-8 or Form S-3 of Cooper Industries, Inc. and in each related Prospectus of our report dated January 23, 1997, with respect to the consolidated financial statements incorporated herein by reference.

Registration
Statement No.                                      Purpose
--------------                                     --------

No. 2-71732      Form S-8 Registration Statement for Shares issuable pursuant to Substitute Deferred Compensation Agreements in connection with the acquisition of Crouse-Hinds Company

No. 2-33-14542   Form S-8 Registration Statement for Cooper Industries, Inc.
                 1985 and 1989 Employee Stock Purchase Plans

No. 2-33-19574   Form S-8 Registration Statement for Cooper Industries, Inc.
                 1986 Stock Option Plan

No. 2-33-29302   Form S-8 Registration Statement for 1989 Director Stock Option
                 Plan

No. 33-37875     Form S-3 Registration Statement for Cooper Industries, Inc.
                 Dividend Reinvestment and Stock Purchase Plan

No. 33-57829     Form S-8 Registration Statement for Cooper Industries, Inc.
                 1986 Stock Option  Plan

No. 333-00117    Form S-3 Registration Statement for Cooper Industries, Inc.
                 Debt Securities (Debt Shelf)

No. 333-02847    Form S-8 Registration Statement for Cooper Industries, Inc.
                 Directors' Stock Plan

No. 333-08277    Form S-8 Registration Statement for Cooper Industries, Inc.
                 Stock Incentive Plan


                                        /s/ Ernst & Young LLP

Houston, Texas
March 26, 1997